UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) DECEMBER 10, 2004
                                                        ------------------------

                              THACKERAY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-8254                                   04-2446697
--------------------------------------------------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


       350 FIFTH AVENUE, SUITE 2723
              NEW YORK, N.Y.                           10118
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 564-3393
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               On December 10, 2004, Thackeray Corporation issued a press release announcing the completion of the sale of substantially all of its assets to EST Orlando, Ltd. A copy of that press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. For further information concerning this transaction, reference is made to Thackeray's Proxy Statement dated November 8, 2004 as previously filed with the Securities and Exchange Commission.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information

               The pro forma financial information required by this item 9.01(b) is not included in this initial report. We currently anticipate that the pro forma financial information will be furnished by an amendment to this report on or before December 24, 2004.

(c)  Exhibits.

Exhibit No.    Exhibit
-----------    -------

 10.1 Agreement for Purchase and Sale by and between Brennand-Paige Industries, Inc., Thackeray Corporation and EST Orlando, LTD. (incorporated herein by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on July 27, 2004)

 10.2 First Amendment to Agreement, dated September 1, 2004 (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on October 6, 2004 (the "October 6 8-K")

 10.3 Second Amendment to Agreement, dated September 14, 2004 (incorporated herein by reference to Exhibit 10.2 to the October 6 8-K)

 10.4 Third Amendment to Agreement, dated October 4, 2004 (incorporated herein by reference to Exhibit 10.3 to the October 6 8-K)

 99.1          Press Release, dated December 10, 2004

                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THACKERAY CORPORATION



Date:     December 16, 2004               By:    /s/ Jules Ross
                                               ---------------------------------
                                               Name:   Jules Ross
                                               Title:  Vice President, Treasurer
                                                       and Secretary

                                 EXHIBIT INDEX


Exhibit No.    Exhibit
-----------    -------

 10.1 Agreement for Purchase and Sale by and between Brennand-Paige Industries, Inc., Thackeray Corporation and EST Orlando, LTD. (incorporated herein by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on July 27, 2004)

 10.2 First Amendment to Agreement, dated September 1, 2004 (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on October 6, 2004 (the "October 6 8-K")

 10.3 Second Amendment to Agreement, dated September 14, 2004 (incorporated herein by reference to Exhibit 10.2 to the October 6 8-K)

 10.4 Third Amendment to Agreement, dated October 4, 2004 (incorporated herein by reference to Exhibit 10.3 to the October 6 8-K)

 99.1          Press Release, dated December 10, 2004